Summary Prospectus and
Prospectus Supplement

May 1, 2024

Morgan Stanley ETF Trust

Supplement dated May 1, 2024 to the Morgan Stanley ETF Trust Summary Prospectuses and Prospectuses dated January 28, 2024

Calvert International Responsible Index ETF
Calvert US Large-Cap Core Responsible Index ETF
Calvert US Large-Cap Diversity, Equity and Inclusion Index ETF
Calvert US Mid-Cap Core Responsible Index ETF
(the "Funds")

Effective immediately, in accordance with regulatory changes requiring each Fund's primary benchmark to represent the overall applicable market, the following Funds' primary prospectus benchmark changed as follows:

1.  Calvert International Responsible Index ETF's primary benchmark is now the MSCI World ex USA Index.

2.  Calvert US Large-Cap Core Responsible Index ETF's primary benchmark is now the Russell 1000 Index.

3.  Calvert US Large-Cap Diversity, Equity and Inclusion Index ETF's primary benchmark is now the Russell 1000 Index.

4.  Calvert US Mid-Cap Core Responsible Index ETF's primary benchmark is now the S&P 500 Index.

References to other benchmark indexes in each Fund's prospectus remain in effect. These additional index(es) provide a means to compare a Fund's average annual returns to a benchmark that the Adviser believes is representative of the Fund's investment universe.

Please retain this supplement for future reference.

  MSETFTCALVSUMPROPSPT 5/24